August 5, 2022

BNY MELLON INVESTMENT FUNDS I

-BNY Mellon Tax Sensitive Total Return Bond Fund

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Trustees of BNY Mellon Investment Funds I (the "Trust") has approved, subject to shareholder approval, a Plan of Liquidation and Dissolution (the "Plan") with respect to BNY Mellon Tax Sensitive Total Return Bond Fund (the "Fund"), a series of the Trust. The Plan provides for the liquidation of the Fund's assets, the pro rata distribution of the proceeds therefrom to the Fund's shareholders and the winding up of the Fund's affairs (the "Liquidation"). The Liquidation may result in one or more taxable events for shareholders subject to federal income tax.

It is currently contemplated that holders of shares of the Fund as of September 2, 2022 (the "Record Date") will be asked to approve the Plan on behalf of the Fund at a special meeting of shareholders to be held on or about November 17, 2022. If the Plan is approved, the Liquidation of the Fund will occur on or about January 20, 2023 (the "Liquidation Date"). If Fund shareholders approve the Liquidation, before the Liquidation Date, and at the discretion of Fund management, the Fund's portfolio securities will be sold and the Fund may cease to pursue its investment objective and policies.

Accordingly, effective on or about September 9, 2022 (the "Closing Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans if the Fund is established as an investment option under the plans before the Closing Date. The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to TeleTransfer or Automatic Asset Builder no longer will be accepted after January 10, 2023. However, subsequent investments by Individual Retirement Accounts and retirement plans sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates (together, "BNYM Adviser Retirement Plans") pursuant to TeleTransfer or Automatic Asset Builder (but not by check) will be accepted after January 10, 2023.

Effective on the Closing Date, the front-end sales load applicable to purchases of the Fund's Class A shares will be waived on investments made in the Fund's Class A shares. In addition, as of that date, the contingent deferred sales charge ("CDSC") applicable to redemptions of Class C shares and Class A shares of the Fund will be waived on any redemption of such Fund shares.

To the extent subsequent investments are made in the Fund on or after the Closing Date, the Fund's distributor will not compensate financial institutions (which may include banks, securities dealers and other industry professionals) for selling Class C shares or Class A shares subject to a CDSC at the time of purchase.

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Fund shares held on the Liquidation Date in BNYM Adviser Retirement Plans will be exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

A Proxy Statement with respect to the proposed Liquidation will be mailed prior to the meeting to shareholders of the Fund as of the Record Date. The Proxy Statement will describe the proposed Liquidation and other matters.

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